UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: December 10, 2012
(Date of earliest event reported)

PAYCHEX, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-11330	16-1124166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK	14625-2396
(Address of principal executive offices)	(Zip Code)
(585) 385-6666
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

 On December 10, 2012, the Board of Directors (the “Board”) of Paychex, Inc. (the “Company”) declared a dividend of $0.66 per share payable December 28, 2012 to shareholders of record on December 20, 2012. This accelerated dividend is intended by the Board to be lieu of quarterly dividends the Company would have otherwise declared for the third and fourth quarters of the fiscal year ended May 31, 2013 and that would have been paid in calendar year 2013.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

The following exhibit is filed with this Current Report on Form 8-K.

Exhibit 99.1: Press Release of Paychex, Inc. dated December 10, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
PAYCHEX, INC.

Date:	December 10, 2012	/s/ Martin Mucci
Martin Mucci
President and Chief Executive Officer

Date:	December 10, 2012	/s/ Efrain Rivera
Efrain Rivera
Senior Vice President, Chief Financial Officer, and Treasurer